Mining interests	12 Months Ended
Dec. 31, 2024
Exploration And Evaluation Of Mineral Resources [Abstract]
Mining interests	Mining interests

	Mineral Properties	Buildings, plant & equipment	Construction-in-progress	Exploration & evaluation assets	Total
	$	$	$	$	$
Cost
Balance at December 31, 2022	2,203,412	1,679,345	16,596	511,867	4,411,220
Acquisitions	—	41,166	1,050,326	114,898	1,206,390
Additions	193,443	197,704	388,272	61,832	841,251
Disposals	—	(25,479)	—	—	(25,479)
Write-downs	—	—	—	(19,905)	(19,905)
Transfers	21,087	61,414	(61,414)	(21,087)	—
Change in mine restoration provision estimates	(495)	—	363	(150)	(282)
Balance at December 31, 2023	2,417,447	1,954,150	1,394,143	647,455	6,413,195

Additions	152,559	87,234	685,869	23,901	949,563
Capitalized interest	—	—	30,008	—	30,008
Disposals	(21,087)	(27,165)	—	(10,230)	(58,482)
Write-downs	—	—	—	(636)	(636)
Transfers	771,391	73,523	(849,872)	—	(4,958)
Change in mine restoration provision estimates	32,333	—	3,687	1,819	37,839
Balance at December 31, 2024	3,352,643	2,087,742	1,263,835	662,309	7,366,529

Accumulated depreciation, depletion, amortization and impairment
Balance at December 31, 2022	(1,150,839)	(853,167)	—	(132,484)	(2,136,490)
Depreciation and depletion	(241,194)	(171,155)	—	—	(412,349)
Impairment	(96,800)	(65,753)	—	(154,710)	(317,263)
Disposals	—	16,397	—	—	16,397
Balance at December 31, 2023	(1,488,833)	(1,073,678)	—	(287,194)	(2,849,705)

Depreciation and depletion	(192,495)	(181,027)	—	—	(373,522)
Impairment	(770,848)	(57,855)	—	(47,673)	(876,376)
Disposals	—	24,509	—	—	24,509
Balance at December 31, 2024	(2,452,176)	(1,288,051)	—	(334,867)	(4,075,094)

Net book value at December 31, 2023	928,614	880,472	1,394,143	360,261	3,563,490

Net book value at December 31, 2024	900,467	799,691	1,263,835	327,442	3,291,435

Impairment of the Goose Project CGU

During the year ended December 31, 2024, the Company completed an updated construction cost estimate for the Goose Project. The updated estimate, which showed a significant increase in the expected construction cost to complete, was determined to be an indicator of impairment for the Goose Project assets. As a result, the Company performed an impairment assessment on the Goose Project CGU. The carrying value of the CGU was compared to the CGU’s recoverable amount which was determined to be its FVLCD. To estimate the recoverable amount of the CGU for impairment, the Company utilized a discounted cash flow model incorporating significant assumptions that included such factors as mineable mineralization including resources, future production levels, operating and capital costs, long-term gold price of $1,900 per ounce, and a discount rate of 6% for the Goose Project CGU. Management’s estimate of the FVLCD of its CGU is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

The Company’s analysis concluded that the Goose Project CGU was impaired resulting in an impairment charge of $661 million recorded in the Consolidated Statement of Operations during the year ended December 31, 2024.

The recoverable amount of the Goose Project CGU is most sensitive to changes in the gold price and discount rate. In isolation, a $50 per ounce decrease in the gold price would result in a reduction in the recoverable amount of the Goose Project CGU of approximately $80 million. In isolation, a 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of the Goose Project CGU of approximately $23 million.

Impairment of the Fekola Complex CGU

During the year ended December 31, 2023, the State of Mali (the "State") introduced a new mining code (the “2023 Mining Code”) and related Local Content Law. In July 2024, the accompanying Implementation Decrees, which clarify how the provisions of the 2023 Mining Code and Local Content Law should be applied, were enacted into law. At June 30, 2024, the Company and the State remained in ongoing negotiations related to how certain components of the 2023 Mining Code should be applied to the Fekola Complex. On September 11, 2024, the Company reached a Memorandum of Understanding (the "Agreement") with the State which covers the ongoing operation and governance of the Fekola Complex as well as the settlement of existing income tax, customs and other regulatory disputes covering the period 2016 to December 31, 2023 and the distribution of dividends attributed to the State of Mali up to December 31, 2023 (see Memorandum of Understanding with the State of Mali).

For the year ended December 31, 2023, the Company recorded an impairment of $206 million for the Fekola Complex based on the Company's best estimate of the application of the 2023 Mining Code at that date. A net impairment charge of $192 million after taking into account a deferred income tax recovery of $14 million was recorded in the Consolidated Statement of Operations for the year ended December 31, 2023.

At June 30, 2024, the known and estimated changes to the financial framework of the Fekola Complex as impacted by the 2023 Mining Code, including the status of the ongoing discussions with the State at that time, were considered to be updated indicators of impairment for the Fekola Complex assets as at June 30, 2024. As a result, at June 30, 2024, the Company performed an updated impairment assessment on the Fekola Complex CGU. The carrying value of the CGU was compared to the CGU’s recoverable amount which was determined to be its FVLCD. To estimate the recoverable amount of the CGU for impairment, the Company utilized a discounted cash flow model incorporating significant assumptions that included such factors as mineable mineralization including reserves and resources, future production levels, operating and capital costs, the expected application of fuel taxes, revised royalty and revenue based tax rates, long-term gold price of $1,900 per ounce, and a discount rate of 7.5% for the Fekola Complex. The expected outcome of material terms of the Agreement were considered in arriving at the key estimates used to determine the FVLCD for the Fekola Complex as of June 30, 2024. Management’s estimate of the FVLCD of its CGU is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainties and therefore could change in the future if the underlying assumptions change.

The Company’s analysis concluded that the Fekola Complex CGU was impaired resulting in an impairment of $215 million. A net impairment charge of $194 million after taking into account a deferred income tax recovery of $21 million was recorded in the Consolidated Statement of Operations for the year ended December 31, 2024.

The recoverable amount of the Fekola Complex CGU is most sensitive to changes in the gold price and discount rate. In isolation, a $50 per ounce decrease in the gold price would result in a reduction in the recoverable amount of the Fekola Complex CGU of approximately $96 million. In isolation, a 25 basis point increase in the discount rate would result in a reduction in the recoverable amount of the Fekola Complex CGU of approximately $12 million.

Memorandum of Understanding with the State of Mali

Pursuant to the Agreement, the Fekola Mine (including the Fekola underground) continues to be governed by the 2012 Mining Code and the Fekola Mining Convention through 2040, but will be subject to certain revenue-based production taxes and infrastructure funds that were determined not to be stabilized under the 2012 Code, along with the application of taxes to fuel purchases. As new mining projects, the Fekola Regional properties are expected to be governed by the 2023 Mining Code subject to a negotiated 2% reduction in royalty based tax rates as provided under the Agreement.

Other principal terms of the Agreement are summarized as follows:
•Settlement of income tax and customs assessments for the period from 2016 through 2023 of $70 million, which was paid during the year ended December 31, 2024. An expense of $67 million (net of previous accruals) was recorded as an income tax expense in the Consolidated Statement of Operations for the year ended December 31, 2024;
•Settlement of other regulatory disputes related to the timing of repatriation of funds of $17 million. This amount was paid upon signing of the Agreement and has been recorded in Other Expense in the Consolidated Statement of Operations for the year ended December 31, 2024;
•Distribution of retained earnings of $107 million attributed to the State of Mali's non-controlling interest from its 10% ordinary share ownership in the Fekola Mine up to December 31, 2023. The ordinary dividend was paid during the year ended December 31, 2024;
•Upon completion of certain conditions precedent, the State of Mali's 10% ordinary share interest in Fekola was converted into a 10% preferred share interest. The rights of the additional preferred share interest are consistent with the State of Mali's 10% free carried interest including priority dividend rights, therefore, this is accounted for as an income tax under IAS 12 Income taxes. Under the agreement, the State's preferred share interest rights were applied from January 1, 2024 onwards. As at December 31, 2024, the State held a 20% preferred share interest in Fekola and the remaining 80% interest in Fekola continued to be held by B2Gold as an ordinary share interest; and
•In addition to the above, the Company forgave the principal and accrued interest balance outstanding totalling $69 million on the loan made to the State for the purchase of their 10% ordinary share ownership. This was recorded within Equity on the Consolidated Balance Sheet.

Versamet transaction

On June 5, 2024, the Company entered into a purchase and sale agreement (the "Versamet Agreement") to sell a portfolio of ten metal royalties (the "Royalties") to a private company, Versamet. Under the terms of the Versamet Agreement, the royalty sale is split into two tranches.

Upon completion of the first tranche, on June 5, 2024, the Company received 122 million Versamet shares at Cdn. $0.80 per share for proceeds of $71 million in exchange for the following royalties:
•2.7% net smelter return (“NSR”) royalty on the Kiaka Gold Project, with a book value of $18 million;
•2.7% NSR royalty on the Toega Gold Deposit, with a book value of $3 million;
•1.5% NSR royalty on the Primavera Project, with no book value; and
•Two exploration stage royalties, with no book value.

The Royalties comprising the second tranche were subject to certain rights of first refusal that needed to be exercised within 60 days of the transaction date. Upon completion of the second tranche, on August 13, 2024, the Company received 17 million Versamet shares at Cdn. $0.80 per share for proceeds of $10 million in exchange for the following royalties:
•2% NSR royalty on the Mocoa Project, with a carrying value value of $10 million;
•Three additional exploration stage royalties, with a nominal carrying value.

The book value of the Royalties was included within mining interests. The gain on sale of mining interests was calculated as follows:

$

Fair value of common shares received	81,433
Transaction costs	(1,500)
Net proceeds received	79,933

Kiaka Royaly	18,488
Mocoa Royalty	10,230
Toega Royalty	2,599
Book value of assets sold	31,317

Gain on sale of mining interests	48,616

The Company and Versamet also entered into an Investor Rights Agreement which entitles B2Gold to nominate one member to Versamet’s Board of Directors and pro rata participation rights with respect to future capital raises. The Company determined that it has significant influence over the decision-making processes of Versamet due to the ability to nominate a Director to the Board and owning 33% of the outstanding share capital. As a result, the Company's investment in Versamet has been recorded as an Investment in Associate in the Consolidated Balance Sheet (Note 10).

Acquisition of Sabina

On April 19, 2023, the Company completed the acquisition (the “Transaction”) of Sabina Gold & Silver Corp ("Sabina"), resulting in the acquisition of the 100% owned Back River Gold District, including the Goose Project, located in Nunavut, Canada. The acquisition was accounted for as a purchase of assets as the Company concluded that it did not acquire processes that could develop the acquired inputs into an operating mine. For accounting purposes, it was determined that B2Gold obtained control of Sabina on April 14, 2023, which is the date when the Transaction was irrevocably approved by the Supreme Court of British Columbia, giving the Company the ability to direct the use of the net assets acquired.

The purchase price of the acquisition was $937 million, consisting of the fair value of B2Gold shares issued of $925 million, based on the issuance of 216,451,555 B2Gold shares at Cdn. $5.72 per share and a foreign exchange rate of Cdn. $1.3379 to $1, the fair value of B2Gold replacement stock options of $5 million (3 million equivalent stock options for B2Gold common shares), plus B2Gold transaction costs of $7 million.

The purchase price was calculated as follows:

$

Common shares issued (216,451,555 common shares)	925,375
Fair value of B2Gold replacement stock options	5,075
Transaction costs	6,672
Total purchase price	937,122

The purchase price was allocated based on the relative fair value of the assets acquired and liabilities assumed as follows:

$

Cash and cash equivalents	38,083
Accounts receivable, prepaids and other	816
Value added and other tax receivables	2,637
Mining interest - Construction-in-progress - Goose Project	1,050,326
Mining interest - Buildings, plant & equipment	33,921
Mining interest - Exploration & Evaluation Asset - Hackett River Royalty	64,540
Mining interest - Exploration & Evaluation Assets - Other	28,533
Other assets	15,738
Accounts payable and accrued liabilities	(41,344)
Current portion of long-term debt	(3,770)
Construction financing obligations	(65,419)
Gold stream obligation	(173,700)
Long-term debt	(6,716)
Mine restoration provision	(3,436)
Other long-term liabilities	(3,087)
937,122

Following completion of the Transaction, the Company extinguished certain gold stream and construction financing obligations with payments totalling $112 million, as follows:
•a $46 million payment to extinguish one-third of the gold stream obligation;
•a $63 million payment to extinguish the gold metal off take agreement;
•a $2 million payment to extinguish the senior secured debt facility; and
•a $1 million payment to extinguish the $75 million gold prepay facility
Gramalote Property

On October 5, 2023, the Company completed the acquisition of the remaining 50% of the net assets of the Gramalote Project from its joint venture partner AngloGold Ashanti Limited ("AngloGold"). The acquisition has been accounted for as a purchase of assets as the Company concluded that it did not acquire processes that could develop the acquired inputs into an operating mine.

The purchase price consists of the following cash payments to AngloGold contingent on certain milestones:
•$20 million paid upon closing of the transaction
•$10 million contingent consideration to be paid upon B2Gold announcing a construction decision at the Gramalote Project;
•$10 million to be paid upon commercial production at the Gramalote Project, contingent on commercial production beginning within five years of closing;
•$10 million contingent consideration to be paid on the first anniversary of commercial production at the Gramalote Project;
•$10 million contingent consideration to be paid on the second anniversary of commercial production at the Gramalote Project.
The total purchase price of $35 million, including an estimate of the fair value of the future contingent payments, was determined using the expected value approach in accordance with IFRS 13, Fair value measurements. The purchase price is composed as follows:

$

Cash consideration upon closing	20,000
Fair value of contingent consideration	14,298
Transaction costs	393
Total purchase price	34,691

The purchase price was allocated based on the relative fair value of the assets acquired and liabilities assumed as follows:

$

Cash and cash equivalents	1,606
Accounts receivable, prepaids and other	2,197
Value added tax receivables (non-current)	8,567
Mining interest - Gramalote	25,568
Accounts payable and accrued liabilities	(1,317)
Lease liabilities	(111)
Current income and other taxes payable	(144)
Mine restoration provision	(1,675)
34,691

Future contingent payments are recognized as a liability at amortized cost. The expected value approach develops a set of probability-based outcomes for the payment of contingent consideration discounted based on market participant assumptions to determine the fair value. The assumptions used in the valuation included the timing and probability of contingent payments and the discount rate. The fair value of the contingent consideration was estimated to be $14 million. The total purchase price was allocated based on the relative fair value of the assets acquired and liabilities assumed, including the mining interest, working capital, value-added tax receivables and mine restoration provisions. The value of the 50% Gramalote Project mining interest was determined to be $26 million.

The acquisition of AngloGold's 50% share of the Gramalote Project was considered to be an impairment indicator for the Company's existing 50% interest in the Gramalote Project under IFRS 6, Exploration and evaluation of mineral resources, for the year ended December 31, 2023. The recoverable amount of $26 million allocated to the Company's existing 50% share of the Gramalote Project resulted in an impairment of $112 million recorded in the Consolidated Statement of Operations during the year ended December 31, 2023.
Otjikoto

During the year ended December 31, 2023, the Company communicated to employees about the phased closure plan for the Otjikoto Mine that began in 2023. The announcement of the planned closure of the mine resulted in an obligation for severance pay under Namibian law. The undiscounted severance obligation before inflation adjustments was estimated at $16 million. The present value of these payments was $12 million using a Namibian based discount rate of 11%, a Namibian based inflation rate of 7% and a Namibian dollar ("N$") exchange rate of N$18.30 to $1. The present value of these payments was recorded on the Consolidated Balance Sheet and as a restructuring charge in the Consolidated Statement of Operations for the year ended December 31, 2023.

Other

During the year ended December 31, 2024, the Company wrote-off $1 million (2023 - $20 million) relating to non-core properties that it no longer plans to proceed with.

During the year ended December 31, 2024, the Company sold a royalty on the Quebradona Property in Colombia, with no book value, to the owner of the property for proceeds of $7.5 million. This amount was recorded as a Gain on Sale of Mining Interests in the Consolidated Statement of Operations for the year.

During the year ended December 31, 2023, the Company paid $7 million in cash to buy the remaining 5% non-controlling interest ownership of Menankoto SARL, giving it 100% ownership of the property. The loss on the purchase of $7 million was recorded in retained earnings on the Consolidated Balance Sheet at December 31, 2023.

As at December 31, 2024 the Company had leased assets of $35 million (2023 - $34 million) under IFRS 16. The leased assets primarily consisted of the corporate offices of $17 million, cost of $24 million net of $7 million in accumulated depreciation, (2023 - $19 million, cost of $24 million net of $5 million in accumulated depreciation) and other leased assets of $18 million, cost of $32 million net of $14 million in accumulated depreciation, (2023 - $15 million, costs of $24 million net of $9 million in accumulated depreciation) classified as buildings, plant and equipment.